UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2015

NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant's telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Regional Contracts with North American Portability Management LLC (“NAPM”)
On April 7, 2015, the publication “Communications Daily” included the following report:
“North American Portability Management negotiated an agreement with Neustar over the transition from the company to Telcordia as the local number portability administrator, an FCC spokesman told us Monday. The spokesman didn’t reveal the terms of the agreement, including whether it involved an agreement by Neustar not to challenge the commission’s March 26 order conditionally naming Telcordia the LNPA and authorizing NAPM to begin contract negotiations (see 1503260043). NAPM agreed “to terms with Neustar [on a separate agreement] that will ensure a smooth and cost-effective transition,” the spokesman said in a statement. Neustar didn’t comment Monday. The company, in an SEC filing Friday, said NAPM hadn’t given Neustar notice that it’s not renewing the LNPA contract with Neustar by the April 1 deadline. The passing of the deadline automatically renews Neustar’s contract as the LNPA for another year, under the same terms and conditions as the previous contract, including pricing, Neustar’s filing said. Several telecom attorneys following the proceeding said Monday the notice had been expected and they were confused that it had not been issued. The FCC spokesman said only that the SEC filing was a formality but wouldn’t elaborate. Telcordia also didn’t comment. -KM”
As previously disclosed in NeuStar, Inc.’s (the “Company”) Current Report on Form 8-K dated April 3, 2015, the NAPM, a consortium of United States telecommunications services providers that manage the United States local number portability system on behalf of participating carriers, did not provide a Non-Renewal Notice to the Company by April 1, 2015 in accordance with the Company’s seven regional contracts with the NAPM. Accordingly, each regional contract with the NAPM has automatically renewed under the current terms and conditions. The Company and NAPM are negotiating possible amendments to the terms of the regional contracts. No assurance can be provided that the negotiations will result in a binding agreement between the parties.
The information in this report on Form 8-K under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc.

Date:	April 7, 2015	By:	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)